SECURITIES & EXCHANGE COMMISSION

                         WASHINGTON, D.C. 20549


                                FORM 8-K


                             CURRENT REPORT


                Pursuant to Section 13 or 15 (d) of the
                     Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported): January 24, 2002
                                                     ----------------


                         CENTRAL COAST BANCORP
         -----------------------------------------------------
         (Exact name of registrant as specified in its charter)



STATE OF CALIFORNIA                   0-25418                  77-0367061
-------------------                  ----------             ----------------
(State or other jurisdiction)       (Commission file        (I.R.S. Employer
of incorporation or organization)    number)                Identification No.)



301 Main Street, Salinas, California                            93901
--------------------------------------                        --------
(Address of Principal Executive Offices)                     (Zip Code)

Registrants telephone number including area code:         (831) 422-6642
                                                       --------------------

                             Not Applicable
     -------------------------------------------------------------
     (Former name or former address, if changed since last report).



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The Exhibit Index is on Page 4


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Item 5.  Other Events.

         The Registrant issued a press release dated January 24, 2002 announcing record net income for the year ended December 31, 2001.
Net income for 2001 increased 6.5% to $9,509,000 versus $8,926,000 in 2000. Diluted earnings per share for 2001 were up 10.5% to $1.26 from $1.14 in 2000 as adjusted for the 10% stock dividend distributed in February 2001. The foregoing is qualified by reference to the press release attached as exhibit 99.1.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

        (a)   FINANCIAL STATEMENTS.

              Not Applicable.

        (b)   PRO FORMA FINANCIAL INFORMATION.

              Not Applicable.

        (c)   EXHIBITS.

              (99.1)    Press Release dated January 24, 2002




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                               SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   CENTRAL COAST BANCORP


Date:  January 24, 2002            By: /s/ ROBERT M. STANBERRY
                                   ----------------------------
                                   Robert M. Stanberry, CFO





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                             EXHIBIT INDEX

                                                               Sequential
Exhibit No.            Description                              Page No.
-----------            -----------                              --------

99.1                   Press Release dated January 24, 2002         5



                                       4